SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 25, 2007 (January 18, 2007)

Date of Report (Date of earliest event reported)

MV OIL TRUST

(Exact name of Registrant as specified in its charter)

Delaware	001-33219	06-6554331
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

221 West Sixth Street, 1st Floor

Austin, Texas 78701

(Address of principal executive offices)

(800) 852-1422

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

General.  On January 18, 2007, MV Partners, LLC (“MV Partners”) entered into an underwriting agreement (the “Underwriting Agreement”) with MV Oil Trust (the “Trust”), MV Energy, LLC (“MV Energy”), VAP-I, LLC (“VAP-I”, and together with MV Energy, the “Selling Unitholders”), and the underwriters named therein (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering by MV Partners of 7,500,000 units of beneficial interest in the Trust (“Trust Units”).  Pursuant to the Underwriting Agreement, the Selling Unitholders granted the Underwriters a 30-day option to purchase an additional 1,125,000 Trust Units (the “Option”) to cover over-allotments, if any, on the same terms as those Trust Units sold by MV Partners, which Option was exercised in half by the Underwriters on January 22, 2007.

The transactions contemplated by the Underwriting Agreement were consummated on January 24, 2007.  The proceeds (net of underwriting discounts) received by MV Partners (before expenses) from the sale of 7,500,000 Trust Units were approximately $139.5 million.  The Selling Unitholders received proceeds (net of underwriting discounts and before expenses) of approximately $5.2 million each.  The Trust received no proceeds from the sale of the Trust Units.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Conveyance of Net Profits Interest.  On January 24, 2007, MV Partners and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”) of the Trust, not in its individual capacity but solely as trustee of the Trust, entered into a Conveyance of Net Profits Interest (the “Conveyance”) whereby, for good and valuable consideration, including the issuance by the Trust to MV Partners of 11,500,000 Trust Units, MV Partners transferred to the Trust a term net profits interest that represents the right to receive 80% of the net proceeds from all of MV Partners’ interests in oil and natural gas properties as of January 24, 2007, such properties being located in the Mid-Continent region in the States of Kansas and Colorado.  The net profits interest will terminate on the later to occur of (i) June 30, 2026, or (ii) the time when 14.4 million barrels of oil equivalent have been produced from the underlying properties and sold.

A copy of the Conveyance is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Administrative Services Agreement.  On January 24, 2007, MV Partners and the Trustee of the Trust, in its capacity as trustee of the Trust, entered into an Administrative Services Agreement (the “Administrative Services Agreement”) whereby, in connection with the conveyance of the net profits interest by MV Partners to the Trust, MV Partners agreed to provide the Trust with such accounting, bookkeeping and informational services as are necessary to, among other things, establish a net profits account under the Conveyance in exchange for an administrative services fee to be paid to MV Partners on a quarterly basis.

A copy of the Administrative Services Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Assignment of Hedge Proceeds.  On January 24, 2007, MV Partners and the Trustee of the Trust, in its capacity as trustee of the Trust, entered into an Assignment of Hedge Proceeds (the “Assignment of Hedge Proceeds”) whereby MV Partners assigned to the Trust all of its right and title to 80% of any and all proceeds arising as a result of the settlement of the hedge and/or swap agreements to which MV Partners was a party as of January 24, 2007.

A copy of the Assignment of Hedge Proceeds is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Registration Rights Agreement.  On January 24, 2007, MV Partners and the Trustee, in its capacity as trustee of the Trust, entered into a Registration Rights Agreement (the “Registration Rights Agreement”) whereby MV Partners, its affiliates and certain permitted transferees holding registrable securities would be entitled, 180 days after the effectiveness of the Registration Rights Agreement and upon receipt by the Trustee of written notice from holders of a majority of the registrable securities, to demand that the Trust effect the registration of the registrable securities under the Securities Act of 1933, as amended (the “Securities Act”).  The holders of the registrable securities would be entitled to demand a maximum of three such registrations.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2007, MV Partners, Wilmington Trust Company, as Delaware trustee of the Trust, and the Trustee entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) in connection with the closing of the initial public offering of the Trust Units.  A description of the Amended and Restated Trust Agreement is contained in the section entitled “Description of the Trust Agreement” of the Trust’s final prospectus dated January 19, 2007 (File No. 333-136609) and filed on January 19, 2007 with the Commission pursuant to Rule 424(b)(4) under the Securities Act and is incorporated herein by reference.

A copy of the Amended and Restated Trust Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01   Other Events.

An opinion by Dorsey & Whitney (Delaware) LLP related to our registration statement on Form S-1 (Registration No.
333-136609) and the offering is also attached hereto as Exhibit 5.1.

Item 9.01.   Financial Statements and Other Exhibits

(c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of January 18, 2007, by and between MV Oil Trust, MV Partners, LLC, MV Energy, LLC, VAP-I, LLC and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of MV Oil Trust, dated January 24, 2007, among MV Partners, LLC, The Bank of New York Trust Company, N.A. and Wilmington Trust Company.

4.1	Registration Rights Agreement, dated January 24, 2007, by and between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.

5.1	Opinion Letter of Dorsey & Whitney (Delaware) LLP.

10.1	Conveyance of Net Profits Interest, dated January 24, 2007, from MV Partners, LLC to The Bank of New York Trust Company, N.A., as Trustee of MV Oil Trust.

10.2	Administrative Services Agreement, dated January 24, 2007, by and between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.

10.3	Assignment of Hedge Proceeds, dated January 24, 2007, between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MV OIL TRUST
(Registrant)

	By:	The Bank of New York Trust Company, N.A.
as Trustee

/s/ Mike J. Ulrich
Mike J. Ulrich
Vice President

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of January 18, 2007, by and between MV Oil Trust, MV Partners, LLC, MV Energy, LLC, VAP-I, LLC and the underwriters named therein.

3.1	Amended and Restated Trust Agreement of MV Oil Trust, dated January 24, 2007, among MV Partners, LLC, The Bank of New York Trust Company, N.A. and Wilmington Trust Company.

4.1	Registration Rights Agreement, dated January 24, 2007, by and between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.

5.1	Opinion Letter of Dorsey & Whitney (Delaware) LLP.

10.1	Conveyance of Net Profits Interest, dated January 24, 2007, from MV Partners, LLC to The Bank of New York Trust Company, N.A., as Trustee of MV Oil Trust.

10.2	Administrative Services Agreement, dated January 24, 2007, by and between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.

10.3	Assignment of Hedge Proceeds, dated January 24, 2007, between MV Partners, LLC and The Bank of New York Trust Company, N.A. as Trustee of MV Oil Trust.